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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)               November 29, 1995


                            HAWAIIAN AIRLINES, INC.
            (Exact name of registrant as specified in its charter)



             HAWAII                          1-8836                  99-0042880
(State or other jurisdiction of           (Commission          (I.R.S. employer
 incorporation or organization)           file number)      identification no.)


  3375 Koapaka Street, Suite G350
        Honolulu, HI                                               96819-1869
(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code: (808) 835-3700

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ITEM 5.   Other Events.
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          A copy of Hawaiian Airlines, Inc.'s (the "Company") press release dated November 29, 1995 relating to a tentative agreement between the Company and American Airlines, Inc. ("American Airlines") is filed as an exhibit to this Current Report on Form 8-K. The tentative agreement to restructure the Company's obligations to American Airlines and provide future cost savings to the Company under long-term aircraft lease agreements between the two carriers, is contingent on the Company reaching definitive agreements with its labor groups, other creditors and the private investor group that has signed a letter of intent to infuse $20 million in equity capital into the Company.

ITEM 7.   Financial Statements, Proforma Financial Information and Exhibits.
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          (c)  Exhibits

               Exhibit 99.1 Press Release dated November 29, 1995.

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             HAWAIIAN AIRLINES, INC.



Dated: November 29, 1995                     By  /s/ C.J. David Davies
                                               --------------------------------
                                                 C.J. David Davies
                                                 Senior Vice President-Finance
                                                 and Chief Financial Officer
                                                 (Principal Financial and
                                                 Accounting Officer)

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